UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 9, 2005


                            INFORMEDIX HOLDINGS, INC.
           -----------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                   Nevada               000-50221          88-0462762
        (State or other jurisdiction   (Commission       (IRS Employer
              of incorporation)        File Number)    Identification No.)


   Georgetowne Park, 5880 Hubbard Drive, Rockville, Maryland      20852-4821
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           (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code: (301) 984-1566


                                 Not Applicable
   ---------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities.

      (a) On March 9, 2005, the Registrant sold an aggregate of 5,667,415 shares of Common Stock, $.001 par value. Of this amount, 1,073,466 shares were issued to the Registrant's existing Class A and Class B Warrantholders; 4,542,199 shares were issued to the Registrant's Placement Agent for its 2004 Equity Offering and 51,750 shares were issued to members of the Registrant's Scientific Advisory Board ("SAB").

      (b)   The Registrant did not publicly offer any Securities. It conducted a
            private   placement   to  its   existing   Class   A  and   Class  B
            warrantholders, placement agent and member of its SAB.

      (c) (i) The Registrant issued an aggregate of 1,073,466 shares for gross proceeds of $87,390. In addition, for each $10,000 invested an investor surrendered 135,136 Class A Warrants and 135,136 Class B Warrants that comprised one Unit in the Registrant's 2004 Equity Offering. There were no underwriting discounts and commissions paid.

            (ii) The Registrant issued an aggregate of 4,542,199 shares in exchange for placement agent warrants issued to its placement agent and its assignees in connection with the 2004 Equity Offering to purchase an aggregate of approximately 10,093,752 shares of Common Stock and an equal number of Class A and Class B Warrants. Pursuant to the terms of a Placement Agent Exchange Offer conducted in February 2005, the Company issued in exchange for 99.6% of the shares of Common Stock, Class A Warrants and Class B Warrants issuable upon exercise of placement agent warrants held by the placement agent and its assignees, shares of Common Stock equal to 45% of the shares of Common Stock otherwise issuable upon exercise of the Placement Agent Warrants.

            (iii) The Registrant issued 51,750 shares to the members of its SAB in consideration of services rendered during 2004.

      (d) As to subparagraph c(i) above, the Registrant relied on Section 4(6) of the Securities Act of 1933, as amended, and Rule 506 of Regulation D promulgated thereunder, as all investors were accredited investors. As to subparagraphs c(ii) and c(iii), the Registrant relied on Section 4(2) of the Securities Act of 1933, as amended, as all investors were either sophisticated, had an existing relationship with the Registrant and/or were accredited investors.

      (e)   Not Applicable

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01   Financial Statements and Exhibits.

      (1)   Form of Warrant Exchange Agreement dated December 22, 2004 (A)

      (2) Form of Placement Agent Warrant Exchange Agreement dated February 16, 2005 (A)

      -----------
      (A) Incorporated herein by reference from Exhibits to the Registrant's Registration Statement on Form SB-2 (File No. 333-123237) filed on March 10, 2005.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     INFORMEDIX HOLDINGS, INC.


Date: March 14, 2005                                 By: /s/ Bruce A. Kehr
                                                         -----------------------
                                                         Bruce A. Kehr
                                                         Chief Executive Officer